SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) May 12, 2004
                                                          ------------


                                    FNB Corp.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      North Carolina                 0-13823                    56-1456589
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File             (IRS Employer
     of Incorporation)               Number)                 Identification No.)


  101 Sunset Avenue,         Asheboro, North Carolina             27203
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                 (Zip Code)


Registrant's Telephone Number, Including Area Code         (336) 626-8300
                                                  ------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events

         On May 12, 2004, FNB Corp. ("FNB") issued a press release, reporting the results of its annual meeting of shareholders held on May 11, 2004 in Asheboro, North Carolina. A copy of the press release (the "Press Release") is being filed as Exhibit 99.1 to this report and is incorporated herein by reference. The Press Release contains forward-looking statements, including estimates of future operating results and other forward-looking financial information. These estimates constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As such, the estimates involve significant risks and uncertainties that could cause actual results to differ from those estimates. A discussion of the various factors, including factors beyond FNB's control, that could cause FNB's results to differ materially from those expressed in such forward-looking statements is included in FNB's filings with the Securities and Exchange Commission.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              FNB CORP.


Date: May 12, 2004                            By  /s/ Jerry A. Little
                                                  ------------------------------
                                                  Jerry A. Little
                                                  Treasurer and Secretary
                                                  (Principal Financial and
                                                  Accounting Officer)

                                INDEX TO EXHIBITS

         The following exhibits are filed as part of this report:

Exhibit No.     Description
-----------     -----------

99.1            Text of Press Release dated May 12, 2004 issued by FNB Corp.